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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2000




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)





        DELAWARE                          0-13857                             73-0374541
(State of incorporation)         (Commission file number)      (I.R.S. employer identification number)



   13135 SOUTH DAIRY ASHFORD, SUITE 800
            SUGAR LAND, TEXAS                                           77478
 (Address of principal executive offices)                             (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100



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                                                                        FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              Exhibit 99.1 Noble Drilling Corporation Press Release dated October 26, 2000, announcing financial results for the quarter ended September 30, 2000.


ITEM 9.  REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated October 26, 2000, a copy of which is furnished herewith as Exhibit 99.1 and shall not be deemed to be filed.



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                                                                        FORM 8-K
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOBLE DRILLING CORPORATION



Date: October 26, 2000                  /s/ MARK A. JACKSON
                                        ----------------------------------------
                                        MARK A. JACKSON,
                                        Senior Vice President-Finance
                                        (Principal Financial and Accounting
                                        Officer)



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                                                                        FORM 8-K

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  99.1                   Noble Drilling Corporation Press Release dated October
                         26, 2000, announcing financial results for the quarter
                         ended September 30, 2000.


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